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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 23, 2009 (June 22, 2009)


                        Ace Marketing & Promotions, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
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            (State or jurisdiction of incorporation or organization)

                                    000-51160
                            -------------------------
                            (Commission File Number)

                                   11-3427886
                      -------------------------------------
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
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               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 7.01.     REGULATION FD DISCLOSURE

         On June 22, 2009, the Company issued a press release, a copy of which is appended hereto.


ITEM 8.01     OTHER EVENTS.

            Ace Marketing & Promotions, Inc. announces the extension of the expiration date of its Class A, Class B and Class C Warrants through the close of business on September 30, 2009. The Class A and Class B Warrants maintain an exercise price of $2.00 per share and the Class C Warrants maintain an exercise price of $1.75 per share. While Management reserves the right to grant further extensions to these Warrants, no further extensions are expected. The fact that the Company has granted extensions in the past should not be indicative that further extensions will occur.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit     Description

99.1        Press release dated June 22, 2009. (Filed herewith.)



                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ACE MARKETING & PROMOTIONS, INC.


Dated:  June 23, 2009                        By: /s/ Michael D. Trepeta
                                             -----------------------------------
                                             Michael D. Trepeta, President